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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                    DATED MAY 1, 2003, AS AMENDED MAY 5, 2003



The supplement dated July 14, 2003 is amended and restated as follows:


NEW INVESTMENT PORTFOLIO

Effective August 4, 2003, one new investment portfolio, Great Companies - America (the "Portfolio") will be added to the variable portion of your contract. The new portfolio is a series of Manufacturers Investment Trust.

The Portfolio seeks long-term growth of capital by investing in common stocks of large, established, U.S.-based companies. Stocks for this portfolio are selected by the subadviser from a group of companies that it has identified, in its opinion, as being "great companies."


                                      * * *


DESCRIPTION OF THE CONTRACT
DEATH BENEFIT DURING ACCUMULATION PERIOD

This section in amended to add the following disclosure:

         For contracts issued on or after January 1, 2003, the amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

     (i)  is equal to the Death Benefit prior to the withdrawal and

     (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

         For contracts issued prior to January 1, 2003, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.


                         SUPPLEMENT DATED AUGUST 4, 2003


VentureSupp. Aug 4,  2003